EXHIBIT 10a.

AMENDMENT AND WAIVER

AMENDMENT AND WAIVER (this “Amendment and Waiver”), dated as of June 21, 2016, to the FIVE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) dated as of September 29, 2011, among BRISTOL-MYERS SQUIBB COMPANY, a Delaware corporation (the “Company”), the BORROWING SUBSIDIARIES (as defined in the Credit Agreement), the lenders party thereto (the “Lenders”), certain Agents, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, “JPMCB”), and CITIBANK, N.A., as Administrative Agent (in such capacity, “CBNA”; JPMCB and CBNA are referred to herein individually as an “Administrative Agent” and collectively as the “Administrative Agents”) and as competitive advance facility agent.

W I T N E S S E T H:

WHEREAS, the Company has requested that the Lenders agree to waive certain provisions of the Credit Agreement as set forth herein;

WHEREAS, Section 8.7 of the Credit Agreement permits the Credit Agreement to be amended from time to time by the Company and the Required Lenders; and

WHEREAS, the Company and the Required Lenders desire to amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, it is agreed:

SECTION 1.    Defined Terms.

Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Credit Agreement.

SECTION 2.    Waiver.

Notwithstanding anything to the contrary contained in Section 2.5(a) of the Credit Agreement, solely with respect to the anniversary of the Effective Date occurring on September 29, 2016, the Borrower may submit an Extension Letter on or prior to May 31, 2016 requesting an extension of the Maturity Date to October 1, 2020.

SECTION 3.    Amendment.

The Credit Agreement is hereby amended effective as of the Amendment and Waiver Effective Date by:

(a)     inserting in Section 1.1 of the Credit Agreement the following defined terms in appropriate alphabetical order:

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)    modifying the definition of “Defaulting Lender” in Section 1.1 of the Credit Agreement by:

(i)     replacing the word “or” at the end of clause (c) thereof with a comma; and

(ii)    inserting after clause (d) thereof the following text: “or (e) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action.”.

(c)    inserting the following new Section 8.21 immediately following the end of Section 8.20 of the Credit Agreement:

SECTION 8.21.        Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b) the effects of any Bail-in Action on any such liability, including, if applicable:
(i) a reduction in full or in part or cancellation of any such liability;
(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

SECTION 4.    Conditions to Effectiveness of Amendment and Waiver.

This Amendment and Waiver shall become effective on the date on which CBNA (or its counsel) shall have received from the Company and the Required Lenders either (a) a counterpart of this Amendment and Waiver signed on behalf of such party or (b) written evidence satisfactory to CBNA (which may include email or telecopy transmission of a signed signature page of this Amendment and Waiver) that such party has signed a counterpart of this Amendment and Waiver (the “Amendment and Waiver Effective Date”).

CBNA shall notify the Company and the Lenders of the Amendment and Waiver Effective Date, and such notice shall be conclusive and binding.

SECTION 5.    Effects on Loan Documents.

This Amendment and Waiver shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents. From and after the Amendment and Waiver Effective Date, all references to the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement as amended and waived by this Amendment and Waiver. Except as expressly amended or waived pursuant to the terms hereof, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.

SECTION 6.    Miscellaneous.

(a)    The Company represents and warrants to the Lenders and the Administrative Agents that (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date and (ii) no Default or Event of Default exists on the Amendment and Waiver Effective Date.

(b)    This Amendment and Waiver may be executed in multiple counterparts, each of which shall constitute an original but all of which taken together shall constitute but one contract. A counterpart hereof, or signature page hereto, delivered to the Administrative Agent by facsimile or e-mail shall be effective as delivery of an original manually-signed counterpart.

(c)    The provisions of Sections 8.5, 8.11, 8.13 and 8.14 of the Credit Agreement are incorporated herein by reference as if fully set forth herein, mutatis mutandis.

SECTION 7.    Applicable Law.

THIS AMENDMENT AND WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

BRISTOL-MYERS SQUIBB COMPANY
By: /s/ Jeffrey Galik Name: Jeffrey Galik Title: Senior Vice President and Treasurer

CITIBANK, N.A., as Administrative Agent and as a Lender
By: /s/ Richard Rivera Name: Richard Rivera Title: Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By: /s/ Vanessa Chiu Name: Vanessa Chiu Title: Executive Director

BANK OF AMERICA, N.A.
By: /s/ Joseph L. Corah Name: Joseph L. Corah Title: Director

BNP Paribas
By: /s/ Michael Pearce Name: Michael Pearce Title: Managing Director
By: /s/ Michael Hoffman Name: Michael Hoffman Title: Director

MIZUHO BANK, LTD.
By: /s/ Raymond Ventura Name: Raymond Ventura Title: Managing Director

Wells Fargo Bank, N.A.
By: /s/ Kirk Tesch Name: Kirk Tesch Title: Managing Director

Barclays Bank PLC
By: /s/ Vanessa Kurbatskiy Name: Vanessa Kurbatskiy Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH
By: /s/ Ming K. Chu Name: Ming K. Chu Title: Director
By: /s/ Virginia Cosenza Name: Virginia Cosenza Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By: /s/ Christopher Day Name: Christopher Day Title: Authorized Signatory
By: /s/ Joan Park Name: Joan Park Title: Authorized Signatory

GOLDMAN SACHS BANK USA
By: /s/ Rebecca Kratz Name: Rebecca Kratz Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as Lender
By: /s/ Michael King Name: Michael King Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender
By: /s/ Jaime Johnson Name: Jaime Johnson Title: Director

HSBC Bank USA, NA
By: /s/ Iain Stewart Name: Iain Stewart Title: Managing Director

Standard Chartered Bank
By: /s/ Steven Aloupis Name: Steven Aloupis A2388 Title: Managing Director, Loan Syndications

BANCO SANTANDER, S.A., as a Lender
By: /s/ Federico Robin Name: Federico Robin Title: Executive Director
By: /s/ Paloma Garcia Castro Name: Paloma Garcia Castro Title: Associate

THE BANK OF NEW YORK MELLON
By: /s/ Clifford A. Mull Name: Clifford A. Mull Title: First Vice President

THE NORTHERN TRUST COMPANY
By: /s/ Ashish Bhagwat Name: Ashish Bhagwat Title: Senior Vice President